                                   EXHIBIT 23
                         CONSENT OF INDEPENDENT AUDITORS
                                     BKD LLP

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8, File Numbers 333-03305, 333-03317 and 333-55680 of our report dated January 22, 2004, on the consolidated financial statements of United Bancorp Inc., which report is included in the definitive Proxy Statement for the 2004 Annual Meeting of Shareholders of United Bancorp, Inc.

                                                        /S/ BKD LLP
                                                       -------------------------
                                                        BKD LLP

Indianapolis, Indiana
March 15, 2004

                                    Page 23